SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 2004

                                 GOAMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                    0-29359                 22-3693371
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                    Identification No.)



     433 HACKENSACK AVENUE, HACKENSACK NJ                         07601
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   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code (201) 996-1717

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ITEM 5.  OTHER EVENTS

GoAmerica, Inc. today distributed a press release which is being filed as an exhibit to this Form 8-K.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits

          99.1 Press Release dated May 5, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GOAMERICA, INC.

                                        By: /s/ Donald G. Barnhart
                                            ---------------------------------
                                            Donald G. Barnhart
                                            Vice President and Chief Financial
                                            Officer

Dated:  May 5, 2004



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1              Press Release dated May 5, 2004.